UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2012

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

Gulfport Energy Corporation (“Gulfport”) previously reported that on October 17, 2012, it completed a private placement of $250 million aggregate principal amount of its 7.750% senior notes due 2020 (the “Existing Notes”). On December 18, 2012, Gulfport and certain subsidiary guarantors entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers named in the Purchase Agreement, in connection with the issuance and sale by Gulfport of additional $50.0 million in aggregate principal amount of 7.750% Senior Notes Due 2020 (the “New Notes,” and together with the Existing Notes, the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act (the “Note Offering”). The Note Offering closed on December 21, 2012. The New Notes were issued as additional securities under an existing indenture, dated October 17, 2012, among Gulfport, subsidiary guarantors and Wells Fargo Bank, National Association, as trustee (the “Indenture”). The New Notes and the Existing Notes will be treated as a single class of debt securities under the Indenture. Gulfport expects to use the net proceeds from the Note Offering for general corporate purposes, including the funding of a portion of its 2013 capital development plan. The Notes are general unsecured senior obligations of Gulfport, are guaranteed on a senior unsecured basis by certain of Gulfport’s subsidiaries and pay interest semi-annually. Gulfport and its subsidiary guarantors have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make because of any of such liabilities. Under the Purchase Agreement, the Company also agreed to a 90-day lock-up with respect to, among other things, an offer, sale or other disposition of its U.S. dollar-denominated debt securities, subject to certain exceptions.

An affiliate of Scotia Capital (USA) Inc. acts as administrative agent, letter of credit issuer and sole lead manager and affiliates of each of Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., IBERIA Capital Partners L.L.C. and KeyBanc Capital Markets Inc. act as lenders under Gulfport’s senior secured credit facility. Credit Suisse Securities (USA) LLC acted as an underwriter for the initial public offering of Diamondback Energy, Inc. (“Diamondback”), in connection with which transaction (the “Diamondback IPO”) Gulfport contributed to Diamondback all of its oil and natural gas interests in the Permian Basin acreage in exchange for the shares of Diamondback’s common stock and certain other consideration. In addition, Credit Suisse Securities (USA) LLC acted as an initial purchaser in Gulfport’s offering of the Existing Notes and is acting as an underwriter in Gulfport’s concurrent equity offering pursuant to the underwriting agreement described below. Additionally, Scotia Capital (USA) Inc., Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc. and IBERIA Capital Partners L.L.C. each acted as an initial purchaser in Gulfport’s offering of the Existing Notes. Also, an affiliate of Scotia Capital (USA) Inc. acted as an underwriter in the Diamondback IPO. Certain of the initial purchasers or their affiliates that have a lending relationship with Gulfport routinely hedge, and certain other of those initial purchasers or their affiliates may hedge, their credit exposure to Gulfport consistent with their customary risk management policies.

The preceding summary of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

Registration Rights Agreement

As contemplated by the Purchase Agreement, in connection with the closing of the Note Offering, Gulfport and its subsidiary guarantors entered into a Registration Rights Agreement, dated as of December 21, 2012 (the “Registration Rights Agreement”), under which Gulfport agreed to file a registration statement with respect to an offer to exchange the New Notes for a new issue of substantially identical debt securities registered under the Securities Act. Under the Registration Rights Agreement, Gulfport also agreed to use its commercially reasonable efforts to have the registration statement declared effective by the SEC on or prior to the 265th day after the issue date of the New Notes and to consummate the exchange offer 35 days after effectiveness. Gulfport may be required to file a shelf registration statement to cover resales of the New Notes under certain circumstances. If Gulfport fails to satisfy these obligations under the Registration Rights Agreement, it agreed to pay additional interest to the holders of the Notes as specified in the Registration Rights Agreement.

The preceding summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 4.3 hereto and incorporated herein by reference.

First Supplemental Indenture

The New Notes were issued as additional securities under the Indenture and the First Supplemental Indenture, dated as of December 21, 2012, among Gulfport, subsidiary guarantors party thereto and the trustee under the Indenture. The terms of the Indenture and the Existing Notes are described in Gulfport’s Current Report on Form 8-K filed with the SEC on October 23, 2012. The New Notes and the Existing Notes will constitute part of a single class of securities for all purposes under the Indenture, and the New Notes will have substantially the same terms as the Existing Notes except as otherwise provided therein. Pursuant to the Indenture, interest on the Notes will accrue at a rate of 7.750% per annum on the principal amount from October 17, 2012, payable semi-annually on May 1 and November 1 of each year. The first interest payment date on the Notes (including the New Notes) will be May 1, 2013 and will include accrued interest from and including October 17, 2012.

The preceding summaries of the Indenture and the First Supplemental Indenture are qualified in their entirety by reference to the full texts of such agreements, copies of which are attached as Exhibit 4.1 to the current report on Form 8-K filed with the SEC on October 23, 2012 and Exhibit 4.2 hereto, respectively, both of which are incorporated herein by reference.

Seventh Amendment to Credit Agreement

Effective as of December 18, 2012, Gulfport, as borrower, The Bank of Nova Scotia, as administrative agent and letter of credit issuer and lead arranger, Amegy Bank National Association, as syndication agent, Keybank National Association, as documentation agent, and the other lenders party thereto entered into a Seventh Amendment (the “Seventh Amendment”) to Gulfport’s Credit Agreement, dated as of September 30, 2010, as subsequently amended, among Gulfport, The Bank of Nova Scotia, as administrative agent and letter of credit issuer, and certain lenders and agents party thereto (the “Credit Agreement”). Under the Seventh Amendment, Gulfport was permitted to issue the New Notes and upon the issuance of the New Notes, Gulfport’s borrowing base under the Credit Agreement was reduced from $45.0 million to $40.0 million until the next borrowing base redetermination.

An affiliate of Scotia Capital (USA) Inc. acts as administrative agent, letter of credit issuer and sole lead manager and affiliates of each of Credit Suisse (USA) LLC, Deutsche Bank Securities, Inc., IBERIA Capital Partners L.L.C. and KeyBanc Capital Markets Inc. act as lenders under the Credit Agreement. Amegy Bank National Association is also a lender under the Credit Agreement and acted a financial advisor to Gulfport in connection with the Note Offering. Certain lenders under the Credit Agreement or their affiliates have entered, and may in the future enter, into hedging transactions with Gulfport or its affiliates, in the ordinary course of business, for which they have received and will receive customary compensation.

The preceding summary of the Seventh Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Underwriting Agreement

On December 18, 2012, Gulfport entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering of 11,000,000 shares of Gulfport’s common stock at a public offering price of $38.00 per share. Pursuant to the Underwriting Agreement, the underwriters were granted a 30-day option to purchase a maximum of 1,650,000 additional shares of the Company’s common stock from Gulfport at the public offering price (less the underwriting discount) solely to cover over-allotments. On December 21, 2013, the underwriters exercised their over-allotment option in part for 750,000 additional shares of Gulfport’s common stock. Gulfport intends to use the net proceeds from this equity offering to fund its previously announced acquisitions of Utica Shale acreage and for general corporate purposes, including the funding of a portion of its 2013 capital development plan. The offering closed on December 24, 2012.

The offering was made pursuant to Gulfport’s effective automatic shelf registration statement on Form S-3 (File No. 333-175435), filed with the Securities and Exchange Commission (the “SEC”) on July 11, 2011 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, filed with the SEC on July 11, 2011, a preliminary prospectus supplement, filed with the SEC on December 18, 2012, and a prospectus supplement, filed with the SEC on December 20, 2012 (collectively, the “Prospectus”).

The preceding summary of the Underwriting Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Note Offering and the Credit Agreement is incorporated herein by reference, as applicable.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in, or incorporated by reference from prior filings into, Item 1.01 above with respect to the Indenture’s limitations on the payment of dividends, redemption of stock or other distributions to Gulfport’s stockholders is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 19, 2012, Gulfport issued a press release announcing the pricing of the underwritten public offering of shares of its common stock. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

Gulfport is filing a legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
1.1*	Purchase Agreement, dated as of December 18, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

1.2*	Underwriting Agreement, dated December 18, 2012, by and between Gulfport Energy Corporation and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

4.1	Indenture, dated as of October 17, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (including the form of Gulfport Energy Corporation’s 7.750% Senior Note Due November 1, 2020) (incorporated by reference from Gulfport’s Current Report on Form 8-K filed with the SEC on October 23, 2012).

4.2*	First Supplemental Indenture, dated December 21, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

4.3*	Registration Rights Agreement, dated as of December 21, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

5.1*	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

10.1*	Seventh Amendment to Credit Agreement, effective as of December 18, 2012, among Gulfport Energy Corporation, as borrower, The Bank of Nova Scotia, as administrative agent and letter of credit issuer and lead arranger, and certain lenders and agents party thereto.

23.1*	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1).

99.1**	Press release, dated December 19, 2012, entitled “Gulfport Energy Corporation Announces Pricing of Common Stock Offering.”

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: December 24, 2012	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Number	Exhibit
1.1*	Purchase Agreement, dated as of December 18, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

1.2*	Underwriting Agreement, dated December 18, 2012, by and between Gulfport Energy Corporation and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein.

4.1	Indenture, dated as of October 17, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee (including the form of Gulfport Energy Corporation’s 7.750% Senior Note Due November 1, 2020) (incorporated by reference from Gulfport’s Current Report on Form 8-K filed with the SEC on October 23, 2012).

4.2*	First Supplemental Indenture, dated December 21, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

4.3*	Registration Rights Agreement, dated as of December 21, 2012, among Gulfport Energy Corporation, subsidiary guarantors party thereto and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers.

5.1*	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

10.1*	Seventh Amendment to Credit Agreement, effective as of December 18, 2012, among Gulfport Energy Corporation, as borrower, The Bank of Nova Scotia, as administrative agent and letter of credit issuer and lead arranger, and certain lenders and agents party thereto.

23.1*	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 5.1).

99.1**	Press release, dated December 19, 2012, entitled “Gulfport Energy Corporation Announces Pricing of Common Stock Offering.”

*	Filed herewith.
**	Furnished herewith.